EXHIBIT 10.G.

                                LOAN AGREEMENT
                                --------------

              Orlando World Center Ballroom and Exhibition Hall

     This LOAN AGREEMENT ("Agreement") is executed this 17th day of April, 1991, by and between MARRIOTT HOTEL PROPERTIES, INC. a Delaware corporation ("Lender") and MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership").

                             PRELIMINARY STATEMENT

     The Partnership is organized pursuant to that certain Amended and Restated Agreement of Limited Partnership dated as of November 27, 1985 among Lender, as general partner, and Airline Foods, Inc., a Delaware corporation, as withdrawing initial limited partner.

     The Partnership is the owner of that certain hotel known as "Marriott's Orlando World Center," which is located in Orlando, Florida (the "Hotel").

     The Partnership and Marriott Hotels, Inc. (the "Management Company") are parties to that certain Amended and Restated Management Agreement dated October 25, 1985, as amended from time to time (the "Management Agreement"), whereby the Management Company provides management services for the Hotel.

     The Partnership and Marriott Corporation ("Marriott") are parties to that certain Technical Service Agreement dated November 1, 1988, as amended from time to time (the "TSA Agreement"), whereby Marriott provided design, construction management and procurement services for a ballroom and exhibition hall addition to the Hotel (the "Project").

     The Partnership is also party to that certain Amended and Restated Mortgage and Security Agreement dated as of June 16, 1987, (the "Mortgage") with The Sanwa Bank Limited (the "Bank") whereby, among other things, indebtedness of the Partnership to the Bank up to a principal amount of $195,000,000 is secured through a first mortgage lien on the Partnership's interest in the Hotel.

     The Partnership is also party with the Bank to that certain Inducement Agreement of even date with the Mortgage (the "Inducement Agreement") whereby, among other things, the Partnership is permitted to incur without consent by the Bank up to $30,000,000 of unsecured indebtedness as a result of loans to the Partnership by any partner of the Partnership.

     The Lender has provided the Partnership with an $11 million rooms redo loan pursuant to that certain First Amended and Restated Loan Agreement dated April 9, 1991. In addition, Lender has agreed to loan the Partnership up to $14,000,000 to fund construction costs for the Project as finally determined and invoiced pursuant to the TSA Agreement. As described above, both of the loans combined are less than $30,000,000 and therefore, consent of the Bank is not required.

     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and for good and valuable consideration, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

                                   AGREEMENT

Section 1.     Obligation to Make Advances.
               ---------------------------

     (a) Lender agrees to advance to the Partnership or on behalf of the Partnership up to $14,000,000 to fund the construction costs for the Project. Advances shall be made hereunder at such times and in such amounts as the Partnership, in its reasonable judgment, determines are necessary in order to meet its current obligations to make payments for the Project.

     (b) Lender's obligation to advance funds to the Partnership pursuant to this Section 1 is not revolving in nature. Accordingly, Lender's outstanding obligation to advance funds pursuant to Section 1(a) shall be reduced by the amount of any advances already made thereunder.

     (c) Lender's obligation to advance funds pursuant to this Section 1 shall terminate (the "Termination Date") upon the earlier of receipt and payment of a final invoice from Marriott for the Project or the date upon which the entire amount available under Section 1(a) has been advanced to the Partnership.

Section 2.     Advances Constitute Indebtedness.
               --------------------------------

     (a) Any advances by Lender to the Partnership or on behalf of the Partnership under Section 1 hereof shall constitute indebtedness owing to Lender by the Partnership. Such indebtedness shall accrue interest daily at a rate equal to (i) the Prime Rate, as defined below, or (ii) if any payment required hereunder has not been paid within sixty (60) days after the date on which such payment is due hereunder and for so long as such payment remains unpaid, the Default Rate, as defined below. The "Prime Rate" shall be equal to the prime rate of interest announced by Bankers Trust Company, New York, New York, charged to its best commercial customers on the effective date, as redetermined on the first day of each of the Lender's four week accounting periods. The "Default Rate" shall be equal to the Prime Rate plus two percent (2%).

     (b) Except as otherwise provided in Section 4 of this Agreement, such indebtedness and any accrued interest thereon shall mature and be due and payable as follows: (i) all accrued and unpaid interest through the last day of each of the Lender's thirteen annual four or five week accounting periods (each, a "Period End") shall be due and payable upon such Period End, and (ii) all remaining indebtedness and interest thereon shall mature and be due and payable on June 16, 1992 (the "Maturity Date"). Interest on advances shall be computed on the basis of a 365 day year. At the request of Lender, the Partnership will execute and deliver one or more promissory notes to further evidence any indebtedness owing to Lender under this
Section 2. Any such promissory note shall be in substantially the form of Exhibit A hereto.

Section 3.     Subordination.
               -------------

     To the extent, if any, required by the Mortgage, the Loan Agreement (as defined therein), or the other Loan Documents (as defined in the Loan Agreement), payment of any indebtedness owing to Lender pursuant to Section 2 of this Agreement shall be subject and subordinate to payment of debt service under the Mortgage.

Section 4.     Optional Prepayment.
               -------------------

     The Partnership may, at any time prior to the Maturity Date, repay in part or in full all indebtedness owing hereunder plus all accrued interest thereon at any time without penalty or premium of any kind. All prepayments will be applied first to accrued and unpaid interest and then to principal.


Section 5.     Exculpation.
               -----------

     No partner shall have any personal liability with respect to the indebtedness owing to Lender hereunder. Lender agrees to look to the assets of the Partnership as the sole source of repayment hereunder.

Section 6.     Default.
               -------

     In the event the Partnership is in default of any of its obligations hereunder, unless such default is cured within five (5) days after written notice thereof or within such longer period as may reasonably be required to effect a cure in the case of a non-monetary default, or in the event the Partnership defaults on its obligations under the Mortgage, in consequence of which the maturity of any indebtedness thereunder is accelerated, Lender shall, in any of such events, have the right (but not the obligation) to accelerate the maturity of any indebtedness owing to it hereunder and upon such acceleration the indebtedness hereunder shall be immediately due and payable.

Section 7.     Governing Law.
               -------------

     This Agreement shall be governed by and construed under the laws of the State of Maryland, without regard to principles of conflicts of laws thereof which might refer such interpretations to the laws of another jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above, to be made effective as of December 31, 1990.

                                    MARRIOTT HOTEL PROPERTIES, INC. a
                                    Delaware corporation


                                    By:  /s/ Christopher G. Townsend
                                         --------------------------------
                                         Vice President


                                    MARRIOTT HOTEL PROPERTIES LIMITED
                                    PARTNERSHIP, a Delaware limited partnership


                                    By:  MARRIOTT HOTEL PROPERTIES, INC.,
                                         a Delaware Corporation, general partner


                                         By:  /s/ Christopher G. Townsend
                                              -----------------------------
                                              Vice President

                                                                       EXHIBIT A
                                                                       ---------

                                PROMISSORY NOTE
                                ---------------

$14,000,000.00                                                 December 31, 1990

     For value received, MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the"Payor"), hereby promises to pay to the order of MARRIOTT HOTEL PROPERTIES, INC. (the "Payee"), on June 16, 1992 or such earlier maturity date as is provided in the Agreement hereinafter referred to, at the Payee's offices at 10400 Fernwood Road, Bethesda, Maryland 20058, in lawful money of the United States, the principal amount of FOURTEEN MILLION DOLLARS ($14,000,000.00) or, if less than such principal amount, the aggregate unpaid principal amount of all advances made by the Payee to Payor pursuant to the Agreement hereinafter referred to and outstanding hereunder as shown on the schedule attached hereto and the Payor further promises to pay interest at said office, in like money, from the date hereof on the principal amount owing hereunder from time to time, at the borrowing rate provided for in Section 2 of the Loan Agreement (the "Agreement") dated as of the date hereof, between the Payor and the Payee. Interest and principal shall be payable at the times stated in the Agreement, at maturity (whether by acceleration or otherwise) and upon any prepayment hereon as provided in Section 4 of the Agreement (to the extent thereof).

     This Note is the Note referred to in the Agreement and is entitled to the benefits thereof. No partner of the Payor shall have individual liability with respect to the indebtedness owing to the Payee hereunder. Payee agrees to look solely to the assets of the Payor as the sole source of repayment hereunder.

     In case an event of default shall occur and be continuing under the Agreement and not be cured within applicable grace periods, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement, presentment, demand, protest or notice of any kind being expressly waived.

     This Note and the rights and obligations of the Payor and the Payee shall be construed in accordance with and governed by the laws of the State of Maryland.

                             MARRIOTT HOTEL PROPERTIES LIMITED
                             PARTNERSHIP, a Delaware limited partnership

                             By:   MARRIOTT HOTEL PROPERTIES, INC., a
                                   Delaware corporation, its general partner

                                   By:  /s/ Christopher G. Townsend
                                        ----------------------------------------
                                                Vice President

                              FIRST AMENDMENT TO
                                LOAN AGREEMENT
              (ORLANDO WORLD CENTER BALLROOM AND EXHIBITION HALL)

     This First Amendment (the "Amendment") is made as of the 31st day of December 1991, by and between MARRIOTT HOTEL PROPERTIES, INC. (the "Lender"), and MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP (the "Partnership").

     WHEREAS, the Lender and the Partnership executed that certain Loan Agreement (Orlando World Center Ballroom and Exhibition Hall) dated as of April 17, 1991 (the "Loan Agreement") which provided for a maturity of that loan on June 16, 1992.

     WHEREAS, the Lender and the Partnership wish to amend the Loan Agreement to extend the maturity date.

     NOW THEREFORE, in consideration of the mutual covenants and provisions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Loan Agreement is hereby amended as follows:

     1. The "Maturity Date," as defined in Section 2(b) of the Loan Agreement is hereby amended by deleting the words "June 16, 1992" and replacing them with the words "June 16, 1993."

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed as of the day and year first set forth above.



MARRIOTT HOTEL PROPERTIES, INC.



/s/ Christopher G. Townsend
------------------------------
Vice President



MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP
By: Marriott Hotel Properties, Inc.
      Its General Partner



/s/ Christopher G. Townsend
------------------------------
Vice President

                              SECOND AMENDMENT TO
                                LOAN AGREEMENT
              (ORLANDO WORLD CENTER BALLROOM AND EXHIBITION HALL)


     This Second Amendent (the "Second Amendment") is made as of the 1st day of June 1992, by and between MARRIOTT HOTEL PROPERTIES, INC. (the "Lender"), and MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP (the "Partnership").

     WHEREAS, the Lender and the Partnership executed that certain Loan Agreement (Orlando World Center Ballroom and Exhibition Hall) dated as of April 17, 1991 (the "Loan Agreement").

     WHEREAS, the Lender and the Partnership amended the Loan Agreement pursuant to that First Amendment to Loan Agreement dated December 31, 1991.

     WHEREAS, the Lender and the Partnership wish to amend further the Loan Agreement, as amended.

     NOW THEREFORE, in consideration of the mutual covenants and provisions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Loan Agreement is hereby amended as follows:

     1. Section 1 of the Loan Agreement shall be deleted in its entirety and replaced by the following:

"Section 1.  Obligation to make Advances.
             ---------------------------

     (a) Lender agrees to advance to the Partnership or on behalf of the Partnership up to $14,000,000 to fund the construction costs for the Project and for other purposes approved by the Partnership's general partner (the "General Partner"). Advances shall be made hereunder at such times and in such amounts as the Partnership, in its reasonable judgment, determines are necessary in order to meet its current obligations to make payments for the Project or other approved purposes.

     (b) Lender's obligation to advance funds to the Partnership pursuant to this Section 1 is revolving in nature through January 1, 1993. Accordingly, Lender's outstanding obligation to advance funds pursuant to Section 1(a) shall be reduced by the amount of any advances already made hereunder, but, through January 1, 1993, shall increase by the amount of any payments already made hereunder.

     (c) Lender's obligation to advance funds pursuant to this Section 1 shall terminate (the "Termination Date") on January 1, 1993."

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be signed as of the day and year first set forth above.

MARRIOTT HOTEL PROPERTIES, INC.


______________________________
Vice President

MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP
By: Marriott Hotel Properties, Inc.
      Its General Partner


______________________________
Vice  President

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